SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         November 17, 2014
                           Date of Report
                  (Date of Earliest Event Reported)

                      T.A.G. ACQUISITIONS LTD.
          (Exact Name of Registrant as Specified in its Charter)

                SURPRISE  VALLEY ACQUISITION CORPORATION
         (Former Name of Registrant as Specified in its Charter)

Delaware                        000-55226                 47-1363493
(State or other          (Commission File Number)        (IRS Employer
jurisdiction     		                     Identification No.)
of incorporation)

                        130 East Route 59 Suite #6
                      Spring Valley, New York 10977
           (Address of principal executive offices) (zip code)

                                845-517-3673
            (Registrant's telephone number, including area code)

                            215 Apolena Avenue
                     Newport Beach, California 92662
              (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 18, 2014 T.A.G. Acquisitions Ltd. (formerly Surprise Valley Acquisition Corporation) (the "Registrant" or the "Company") issued 3,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 85.7% of the total outstanding 3,500,000 shares of common stock as follows:

               3,000,000 Chester Meisels

     With the issuance of the 3,000,000 shares of stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On November 17, 2014 the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on June 18, 2014 as amended and supplemented by the information contained in this report.

    The Registrant intends to acqsuite and develop real properties at various locations throughout the United States. The Company anticipates that most of the projects will be owned by the Company but the Company may choose to invest in real estate projects owned by other entities. The Company intends to raise capital to fund such projects through the sales of its equity or debt securities, joint ventures, partnerships or loans from financial institutions or other sources.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On November 17, 2014, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On November 17, 2014, James McKillop resigned as the Registrant's vice president and director.

    On November 17, 2014, Chester Meisels was named the director of the Registrant.

    On November 17, 2014, Chester Meisels was appointed President, Secretary and Treasurer.

    Chester Meisels serves as the President, Secretary and Treasurer and the sole director of T.A.G. Acquisitions Ltd. During the previous five years, Mr. Meisles has been the principal of Smthtown Management LLC, New York, New York, which advises real estate portfolios on purchasing, permitting, construction and renting or selling real property holdings.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       T.A.G. ACQUISITIONS LTD.



Date: November 18, 2014               Chester Meisels
                                      President